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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

  Date of Report (Date of earliest event reported) FEBRUARY 2, 1995



                            RYAN-MURPHY INCORPORATED
             (Exact Name of Registrant as specified in its charter)


       COLORADO                0-18571                    84-0998860
   (State or other           (Commission                (IRS Employer
    jurisdiction             File Number)             Identification No.)
   of incorporation)


                           8774 Yates Drive, Suite 100
                          WESTMINSTER, COLORADO  80030
               (Address of principal executive offices, zip code)


                                 (303) 427-4567
              (Registrant's telephone number, including area code)


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                                    FORM 8-K

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS.
          The Registrant's Board of Directors has decided to implement the one-for-thirty reverse split of the Company's common shares, effective at the beginning of trading on February 12, 1996. This reverse split was approved and ratified by the Registrant's shareholders at the shareholders' meeting on October 5, 1995, subject to Board implementation. Fractional shares which result from the reverse split will be rounded up to the next whole number.

          The Registrant has decided not to extend its 3,200,000 common stock purchase Warrants. The common stock purchase Warrants will lapse as of February 28, 1996.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RYAN-MURPHY INCORPORATED


                                   By:  /s/  DENNIS C. MURPHY
                                       ------------------------------------
                                       Dennis C. Murphy
                                       Executive Vice President




Dated: February 2, 1995